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                                                                    EXHIBIT 10.4

                             INTERCREDITOR AGREEMENT

                  This INTERCREDITOR AGREEMENT (the "Agreement") dated as of May 28, 1999, between The Cottonport Bank ("Cottonport Bank"), Hibernia National Bank ("Hibernia") and Grand Casinos of Louisiana, LLC -- Tunica-Biloxi ("Grand Casinos/Tunica Biloxi") and Lakes Gaming, Inc. ("Lakes Gaming"):

                                   WITNESSETH:

                  WHEREAS, the Cottonport Bank, and the Tunica-Biloxi Tribe of Louisiana (the "Tribe") entered into that certain Commercial Loan Agreement dated March 14, 1997 (the "Hotel Loan Agreement") under the terms of which the Cottonport Bank agreed to loan to the Tribe up to $16,500,000.00 (the "Hotel Loan") to be used to purchase and renovate a hotel facility, to purchase new gaming equipment, and to refinance certain gaming equipment, all as more fully set forth therein;

                  WHEREAS, in connection with the Hotel Loan Agreement, the Tribe executed in favor of the Cottonport Bank the Hotel Loan Collateral Documents (herein defined), including without limitation, the Hotel Loan Security Agreement (herein defined) which, among other things, granted to the Cottonport Bank as collateral for the Hotel Loan a first priority security interest in accounts (the "Casino Bank Accounts") maintained by the Tribe at the Cottonport Bank;

                  WHEREAS, certain of the Hotel Loan Collateral Documents create a Lien (herein defined) on certain equipment which equipment is also encumbered by the Grand Equipment Liens (herein defined);

                  WHEREAS, in connection with the Hotel Loan, Grand Casinos, Inc. ("Grand"), a Minnesota corporation and Grand Casinos of Louisiana, Inc. -- Tunica Biloxi ("GCI"), a Minnesota corporation, executed in favor of the Cottonport Bank that certain Commercial Guaranty Agreement dated April 7, 1997 (the "Grand Hotel Loan Guaranty") under the terms of which Grand and GCI guaranteed up to the maximum sum of $16,500,000.00 of the Hotel Loan Obligations (herein defined);

                  WHEREAS, in connection with the Hotel Loan, Lakes Gaming and Grand Casino/ Tunica Biloxi executed in favor of the Cottonport Bank that certain Commercial Guaranty Agreement dated February 15, 1999 (the "Lakes Hotel Loan Guaranty") under the terms of which Lakes Gaming and Grand Casino/ Tunica Biloxi guaranteed up to the maximum sum of $16,500,000.00 of the Hotel Loan Obligations;

                  WHEREAS, in connection with the Management Agreement (herein defined), the Tribe executed in favor of Grand and GCI the Grand Collateral Documents (herein defined);

                  WHEREAS, in connection with the Hotel Loan Agreement, Lakes Gaming and Grand Casinos/Tunica Biloxi executed the Lakes Hotel Loan Subordination Agreements (herein defined);

                  WHEREAS, Grand Casinos/Tunica Biloxi has succeeded to the interests of GCI in the Operative Agreements (herein defined);

                  WHEREAS, Lakes Gaming has succeeded to the interests of Grand in the Operative

                        INTERCREDITOR AGREEMENT -- PAGE 1

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Agreements, except for Grand's obligation under the Hotel Loan Guaranty;

                  WHEREAS, if the Cottonport Bank makes demand for payment upon Lakes Gaming and Grand Casinos/Tunica Biloxi pursuant to the Lakes Hotel Loan Guaranty and if payment in full is made of all amounts owing thereunder, Lakes Gaming and Grand Casinos/Tunica Biloxi will have certain subrogation rights under the Lakes Hotel Loan Guaranty, including, the right to succeed to the Cottonport Bank's rights as a secured party under the Hotel Loan Collateral Documents (such subrogation rights herein referred to as the "Lakes Hotel Loan Subrogation Rights");

                  WHEREAS, the Cottonport Bank has participated to Hibernia one hundred percent (100%) of the Hotel Loan;

                  WHEREAS, Hibernia and the Tribe entered into that certain Commercial Loan Agreement dated May 28, 1999 (the "Equipment Loan Agreement"), under the terms of which Hibernia agreed to loan to the Tribe up to $6,000,000.00 (the "Equipment Loan") to purchase new gaming equipment and other general equipment;

                  WHEREAS, in connection with the Equipment Loan Agreement, the Tribe executed in favor of Hibernia the Equipment Loan Collateral Documents (herein defined), including without limitation, the Equipment Loan Dominion Account Agreement (herein defined) which, among other things, granted to Hibernia as collateral for the Equipment Loan a security interest in the Casino Bank Accounts;

                  WHEREAS, in connection with the Equipment Loan Agreement, Grand Casinos/Tunica Biloxi and Lakes Gaming executed the Equipment Loan Subordination Agreements (herein defined);

                  WHEREAS, certain of the Equipment Loan Collateral Documents creates a Lien (herein defined) on certain equipment which equipment is also encumbered by a Lien created under certain of the Grand Collateral Documents;

                  WHEREAS, the undersigned parties wish to set forth their understanding with respect to the priority of those Liens;

                  WHEREAS, the Equipment Loan Dominion Account Agreement and the Hotel Loan Security Agreement encumber the Casino Bank Accounts;

                  WHEREAS, the parties wish to set forth herein their understanding as to the application of the net proceeds from such collateral in the event of foreclosure pursuant to such Equipment Loan Dominion Account Agreement, Hotel Loan Security Agreement, the other Hotel Loan Collateral Documents and/or the other Equipment Loan Collateral Documents;

                  NOW, THEREFORE, in consideration of the foregoing, the Cottonport Bank, Hibernia, Lakes Gaming and Grand Casinos/Tunica Biloxi agree as follows:

 SECTION 1. DEFINITIONS. The following terms shall have the following meanings:

"Acceleration" means the earlier of (a) the acceleration of the Hotel Loan Obligations under


                        INTERCREDITOR AGREEMENT -- PAGE 2

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Section 11.02 of the Hotel Loan Agreement, (b) the acceleration of the Equipment
Loan Obligations under Section 11.02 of the Equipment Loan Agreement, or (c) the date on which the Cottonport Bank makes demand for payment upon Lakes Gaming and/or Grand Casinos/Tunica Biloxi under the Lakes Hotel Loan Guaranty and all obligations of Lakes Gaming and/or Grand Casinos/Tunica Biloxi under the Lakes Hotel Loan Guaranty have been fully satisfied.

         "Cottonport Bank Equipment Lien" means the Lien granted by the Tribe in favor of the Cottonport Bank pursuant to that certain Commercial Security Agreement dated March 14, 1997.

         "Equipment Loan Collateral" means all property which is, or will become, subject to the liens, pledges and security interests of every kind granted by the Equipment Loan Collateral Documents.

         "Equipment Loan Collateral Documents" means those documents designated as such which are described in Schedule 1 attached hereto and made a part hereof.

         "Equipment Loan Dominion Account Agreement" means that certain Dominion Account Agreement dated as of May 28, 1999, between the Tribe, Lakes Gaming, Grand Casinos/Tunica Biloxi, the Cottonport Bank and Hibernia.

         "Equipment Loan Obligations" shall have the meaning attributable to the term "Obligations" as defined in the Equipment Loan Agreement.

         "Equipment Loan Subordination Agreements" mean those certain Subordinations Agreements dated as of May 28, 1999, by Lakes Gaming and Grand Casinos/Tunica Biloxi in favor of the Bank regarding the Equipment Loan.

         "Foreclosure" means (a) the seizure and sale of property of a debtor by executory or ordinary proceedings or by any other judicial proceeding, (b) the seizure and sale of the property of a debtor in a nonjudicial proceeding in lieu of the institution of a judicial proceeding, and (c) the exercise by the creditor of the right of setoff with respect to funds owed by the creditor to the debtor.

         "Grand Collateral Documents" means those documents designated as such which are described in Schedule 3 attached hereto and made a part hereof.

         "Grand Equipment Liens" mean any and all Liens granted by the Tribe in favor of Grand, GCI, Lakes Gaming and/or Grand Casinos/Tunica Biloxi with respect to the Equipment Loan Collateral and the Hotel Loan Collateral, including, but not limited to, those Liens granted pursuant to that certain Security Agreement dated as of November 1, 1991, by the Tribe in favor of GCI and assigned by GCI to Grand Casinos/Tunica Biloxi, together with the Financing Statements executed by the Tribe in favor of GCI which Financing Statement was recorded under File No. 05-920792 on April 7, 1992, and under File No. 05-941890, on September 26, 1994, in the Records of Avoyelles Parish, Louisiana. The term "Grand Equipment Liens" does not include any Liens under the Hotel Loan Collateral Documents to which Lakes Gaming or Grand Casinos/Tunica Biloxi succeed under their respective Hotel Loan Subrogation Rights.

         "Grand Obligations" means the indemnification obligations owed by the Tribe to Lakes Gaming and Grand Casinos/Tunica Biloxi pursuant to the Management Agreement, any of the Grand Collateral


                        INTERCREDITOR AGREEMENT -- PAGE 3

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Documents or applicable law with respect to the Lakes Hotel Loan Guaranty.

          "Hibernia Equipment Lien" means the Lien granted by the Tribe in favor of the Bank pursuant to that certain Commercial Security Agreement dated May 28, 1999.

         "Hotel Loan Collateral" means all property which is, or will become, subject to the liens, pledges and security interests of every kind granted by the Hotel Loan Collateral Documents.

         "Hotel Loan Collateral Documents" means those documents designated as such which are described in Schedule 2 attached hereto and made a part hereof.

         "Hotel Loan Obligations" shall have the meaning attributable to the term "Obligations" as defined in the Hotel Loan Agreement.

         "Hotel Loan Security Agreement" means that certain Commercial Security Agreement dated March 14, 1997, by the Tribe in favor of the Cottonport Bank with respect to the Hotel Loan.

         "Lakes Hotel Loan Subordination Agreements" means those certain Subordination Agreements dated as of February 15, 1999, executed by Lakes Gaming and Grand Casinos/Tunica Biloxi in favor of the Bank regarding the Hotel Loan.

         "Lien" means any interest in property securing an obligation owed to, or a claim by, a person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, leasehold mortgage, assignment of rents and leases, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

         "Management Agreement" means that certain Amended and Restated Management & Construction Agreement between the Tribe and GCI dated November 1, 1991.

         "Net Foreclosure Proceeds" means the amount by which (a) the gross proceeds obtained by a creditor in a Foreclosure exceeds (b) all expenses incurred by the creditor in connection with such Foreclosure, including without limitation, all attorneys fees.

         "Operative Agreements" means the Equipment Loan Agreement, the Equipment Loan Collateral Documents, the Hotel Loan Agreement, the Hotel Loan Collateral Documents, the Lakes Hotel Loan Guaranty, the Management Agreement and the Grand Collateral Documents.

         "Post-Acceleration Payments" means any payments made by the Tribe after Acceleration for credit to the Hotel Loan Obligations or the Equipment Loan Obligations other than payments from Net Foreclosure Proceeds realized from Foreclosure upon the Casino Bank Accounts, upon the Hotel Loan Collateral, or upon the Equipment Loan Collateral.

         "Pro Rata Basis" means a fraction the numerator of which is the outstanding principal balance and accrued unpaid interest due under either the Hotel Loan or the Equipment Loan, as the case may be, and the denominator of which is the sum of the outstanding principal balances and accrued unpaid interest due under both the Hotel Loan and the Equipment Loan.

                        INTERCREDITOR AGREEMENT -- PAGE 4


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         SECTION 2. RANK OF EQUIPMENT LIENS. The Hibernia Equipment Lien and the
Cottonport Bank Equipment Lien shall be senior and prior to the Grand Equipment Liens irrespective of the time, order or method of attachment or perfection of any such Liens.

         SECTION 3. PRO RATA SHARING. Upon the earlier of Acceleration or Foreclosure, the parties shall apply the following, whether received by Hibernia, the Cottonport Bank, Lakes Gaming or Grand Casinos/Tunica Biloxi on a Pro Rata Basis to the Hotel Loan Obligations and to the Equipment Loan
Obligations:

                 (a) Net Foreclosure Proceeds received from the Foreclosure upon the Casino Bank Accounts, or any one of them; and
                 (b)      Post-Acceleration Payments.

         SECTION 4. FORECLOSURE UPON THE OTHER HOTEL LOAN COLLATERAL. In the event of Foreclosure upon the Hotel Loan Collateral (other than the Casino Bank Accounts), the Net Foreclosure Proceeds realized therefrom shall be applied to the following obligations in the following sequence and amounts:

                 (a)      To the Hotel Loan Obligations until paid in full;
                 (b)      To the Grand Obligations until paid in full; and
                 (c)      To the Equipment Loan Obligations until paid in full.

         SECTION 5. SUBROGATION RIGHTS. At such time, if any, that (a) the Cottonport Bank has made demand for payment upon Lakes Gaming and/or Grand Casinos/Tunica Biloxi under the Lakes Hotel Loan Guaranty and (b) after such demand, all obligations of Lakes Gaming and/or Grand Casinos/Tunica Biloxi under the Lakes Hotel Loan Guaranty have been fully satisfied, Lakes Gaming and/or Grand Casinos/Tunica Biloxi will thereafter be subrogated to the rights of the Cottonport Bank under the Lakes Hotel Loan Obligations and the Hotel Loan Collateral Documents in accordance with the terms of the Lakes Hotel Loan Guaranty and shall succeed to, and be entitled to exercise and receive, the rights and benefits under Sections 3 and 4 of this Agreement that the Cottonport Bank would otherwise be entitled to; provided however, neither Lakes Gaming and/or Grand Casinos/Tunica Biloxi shall have any rights under the Equipment Loan Collateral Documents except in accordance with the provisions of Section 6 of this Agreement.


         SECTION 6. FORECLOSURE UPON THE OTHER EQUIPMENT LOAN COLLATERAL. In the event of Foreclosure upon the Equipment Loan Collateral (other than the Casino Bank Accounts), the Net Foreclosure Proceeds realized therefrom shall not be applied toward the Hotel Loan Obligations or the Grand Obligations unless and until: (a) the Equipment Loan Obligations have been paid in full; (b) Acceleration by Hibernia of the Hotel Loan Obligations; and (c) Hibernia, in its sole discretion which may be withheld for any reason or for no reason, agrees to such an application.

         SECTION 7. EFFECT OF THIS AGREEMENT.

                 7.1 The foregoing provisions shall supersede any provisions to the contrary contained in the Operative Agreements. Except as expressly set forth hereinabove, this Intercreditor Agreement shall not alter, change or modify the terms of or the effects of the Operative Agreements.

                        INTERCREDITOR AGREEMENT -- PAGE 5

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                 7.2 This Agreement shall not be binding upon the parties hereto until such time as (a) the Bank, Lakes Gaming and/or Grand Casinos/Tunica Biloxi have signed this Agreement, (b) the Tribe has consented in writing to this Agreement, and (c) the Bureau of Indian Affairs has approved of such consent of the Tribe pursuant to 25 U.S.C. 81.

         SECTION 8. MISCELLANEOUS.

                 8.1 Notices. Except as otherwise provided herein, any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by a party shall be deemed to have been sufficiently given and served for all purposes: (a) (if mailed) seven (7) calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail; or (b) (if delivered by express courier) one business day after being delivered to such courier; or (c) (if delivered in person) the same day as delivery or until another address or addresses are given in writing by a party to the other parties as follows:

To Grand Casinos/Tunica Biloxi:    Grand Casinos of Louisiana, LLC-Tunica-Biloxi
                                   130 Chesire Lane
                                   Minnetonka, Minnesota 55305
                                   Attention: Chief Financial Officer
                                   Fax:  (612) 449-9353

To Lakes Gaming:                   Lakes Gaming, Inc.
                                   130 Chesire Lane
                                   Minnetonka, Minnesota 55305
                                   Attention: Chief Financial Officer
                                   Fax:  (612) 449-9353

To Hibernia:                       Hibernia National Bank
                                   333 Travis Street
                                   Shreveport, Louisiana  7110
                                   Attention:   Legal Administration Department
                                   Fax: (318) 674-3758

To Cottonport Bank:                The Cottonport Bank
                                   144 South Main Street
                                   Marksville, Louisiana 71351
                                   Attention:  President
                                   Fax: (318) 253-0276

                 8.2 Governing Law. This Agreement shall be construed in accordance with and governed the laws of the State of Louisiana.

                 8.3. Severability. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

                        INTERCREDITOR AGREEMENT -- PAGE 6

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                 8.4 Captions. Captions herein are for convenience only and shall not be deemed part of this Agreement.

                 8.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

                 8.6 Amendments. This Agreement may not be amended, modified, waived, canceled or terminated, except in writing executed by all of the parties hereto.

         [The remainder of this page has been intentionally left blank]






















                        INTERCREDITOR AGREEMENT -- PAGE 7

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the Effective Date.


                                             HIBERNIA NATIONAL BANK

                                             By:  s/ Christopher K. Haskew
                                                --------------------------------
                                                Christopher K. Haskew,
                                                Vice President




















                        INTERCREDITOR AGREEMENT -- PAGE 8

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                                   GRAND CASINOS OF LOUISIANA, LLC -
                                   TUNICA-BILOXI


                                   By:  s/ Timothy Cope
                                      -----------------------------------------
                                      Timothy Cope, its Chief Financial Officer

                                   LAKES GAMING, INC.


                                   By:  s/ Timothy Cope
                                      -----------------------------------------
                                      Timothy Cope, its Chief Financial Officer


                                   THE COTTONPORT BANK

                                   By:  s/ DeWayne Harper
                                      -----------------------------------------


Schedules

Schedule 1 - Equipment Loan Collateral Documents
Schedule 2 - Hotel Loan Collateral Documents
Schedule 3 - Grand Collateral Documents



























                        INTERCREDITOR AGREEMENT -- PAGE 9

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                                     CONSENT

                  The undersigned hereby acknowledges and agrees: (a) to the foregoing terms and provisions of the Intercreditor Agreement between the Cottonport Bank, Hibernia, Lakes Gaming and Grand Casinos/Tunica Biloxi; (b) to be bound by the provisions hereof as they relate to the relative rights of the Cottonport Bank, Hibernia, Lakes Gaming and Grand Casinos/Tunica Biloxi; and (c) that the terms of this Agreement shall not give either of the undersigned any substantive rights vis-a-vis the Cottonport Bank, Hibernia, Lakes Gaming and Grand Casinos/Tunica Biloxi, nor is either intended to be a third party beneficiary hereunder.

                  If any of the Cottonport Bank, Hibernia, Lakes Gaming or Grand Casinos/Tunica Biloxi shall enforce its rights or remedies in violation of the terms of this Agreement, each of the undersigned further agrees that it shall not use such violation as a defense to enforcement by the Cottonport Bank, Hibernia, Lakes Gaming or Grand Casinos/Tunica Biloxi, as applicable, of that party's respective rights and/or remedies under any financing, development or other related agreements with either of the undersigned nor assert such violation as a defense, counterclaim or basis for set-off or recoupment against the Cottonport Bank, Hibernia, Lakes Gaming or Grand Casinos/Tunica Biloxi.

Dated: May 28, 1999              TUNICA-BILOXI TRIBE OF LOUISIANA
      -------
                                    By  s/ Earl J. Barbry, Sr.
                                       ------------------------------------
                                             Name:  Earl J. Barbry, Sr.
                                                  -----------------------
                                             Title:  Chairman
                                                  -----------------------


                  BIA APPROVAL

THE FOREGOING DOCUMENT IS
APPROVED PURSUANT TO 25 U.S.C. 81:

UNITED STATES DEPARTMENT OF THE INTERIOR,
BUREAU OF INDIAN AFFAIRS:

BY_______________________________________
AREA DIRECTOR OF THE EASTERN AREA OFFICE
OF THE BUREAU OF INDIAN AFFAIRS OF THE SECRETARY
OF THE INTERIOR AND THE COMMISSIONER OF INDIAN AFFAIRS,
ACTING UNDER DELEGATED AUTHORITY.


                               SCHEDULES ATTACHED
                           TO INTERCREDITOR AGREEMENT


SCHEDULE 1 -- EQUIPMENT LOAN COLLATERAL DOCUMENTS

1.1 That certain Dominion Account Agreement dated effective May 28, 1999, executed by the Tribe, Lakes Gaming, Grand Casinos/Tunica Biloxi, Cottonport Bank and the Bank.

1.2 That certain Commercial Security Agreement dated May 28, 1999, executed by the Tribe in favor of the Bank.

1.2 Financing Statement(s) executed by the Tribe in favor of the Bank regarding the grant of security interests in the Collateral referred to in the aforesaid Dominion Account Agreement and Commercial Security Agreement, including, without limitation, security interest in Cash, the Casino Bank Accounts and Equipment purchased with Advances made pursuant to the Equipment Loan.

SCHEDULE 2 -- HOTEL LOAN COLLATERAL DOCUMENTS

2.1 That certain Commercial Security Agreement dated March 14, 1997, executed by the Tribe and the Cottonport Bank granting in favor of the Cottonport Bank a security interest in the Casino Bank Accounts, all funds deposited by the Tribe with the Cottonport Bank and in certain equipment consisting of approximately 360 slot machines.

2.2 That certain Non-Standard Financing Statement dated March 19, 1997, executed by the Tribe in favor of the Cottonport Bank with respect to the grant of a security interest in the Casino Bank Accounts, all funds deposited by the Tribe with the Cottonport Bank and in certain equipment consisting of approximately 360 slot machines which financing statement was filed on April 22, 1997, under Original File No. 97-0978 of the Records of Avoyelles Parish.

2.3 That certain instrument entitled "An Agreement Pertaining to the Transfer or Encumbrance of Property" executed by the Tribe in favor of the Cottonport Bank which instrument was filed on April 22, 1999, in Conveyance Book 437 and Mortgage Book 431 of the Records of Avoyelles Parish.

SCHEDULE 3 - GRAND COLLATERAL DOCUMENTS

3.1 That certain Amended and Restated Management & Construction Agreement between the Tribe and GCI dated November 1, 1991.

3.2 That certain Security Agreement dated as of November 1, 1991, by the Tribe in favor of GCI and later assigned by GCI to Grand Casinos/Tunica Biloxi, together with the Financing Statements executed by the Tribe in favor of GCI which Financing Statement was recorded under File No. 05-920792 on April 7, 1992, and under File No. 05-941890, on September 26, 1994, in the Records of Avoyelles Parish, Louisiana.









                       INTERCREDITOR AGREEMENT -- PAGE 11